Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution

Collection Period                              February 2, 2002 to March 1, 2002
Determination Date                                March 8, 2002
Distribution Date                                March 13, 2002

Available Amounts
-----------------

   Scheduled Payments plus Payaheads, net of Excluded Amounts                                 3,002,964.71
   Prepayment Amounts                                                                           875,469.80
   Recoveries                                                                                    94,777.07
   Investment Earnings on Collection Account and Reserve Fund                                     3,143.37
   Late Charges                                                                                   5,030.73
   Servicer Advances                                                                                  0.00

   Total Available Amounts                                                                    3,981,385.68
   -----------------------                                                                    ------------

Payments on Distribution Date
-----------------------------

   Trustee Fees (only applicable pursuant to an Event of Default)                                     0.00

   Unreimbursed Servicer Advances to the Servicer                                                     0.00

   Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                               0.00

   Interest due to Class A-1 Notes                                                                    0.00

   Interest due to Class A-2 Notes                                                                    0.00

   Interest due to Class A-3 Notes                                                               58,734.82

   Interest due to Class A-4 Notes                                                              146,800.09

   Interest due to Class B Notes                                                                 13,495.76

   Interest due to Class C Notes                                                                 11,983.78

   Interest due to Class D Notes                                                                 22,175.27

   Class A-1 Principal Payment Amount                                                                 0.00

   Class A-2 Principal Payment Amount                                                                 0.00

   Class A-3 Principal Payment Amount                                                         1,925,849.74

   Class A-4 Principal Payment Amount                                                                 0.00

   Class B Principal Payment Amount                                                                   0.00

   Class C Principal Payment Amount                                                                   0.00

   Class D Principal Payment Amount                                                                   0.00

   Additional Principal to Class A-2 Notes                                                            0.00

   Additional Principal to Class A-3 Notes                                                    1,830,004.01

   Additional Principal to Class A-4 Notes                                                            0.00

   Additional Principal to Class B Notes                                                              0.00

   Additional Principal to Class C Notes                                                              0.00

   Additional Principal to Class D Notes                                                              0.00

   Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                                   0.00
   Deposit to the Reserve Fund                                                                 (27,657.79)
   Excess to Certificateholder                                                                        0.00

   Total distributions to Noteholders and Certificateholders                                  3,981,385.68
   ---------------------------------------------------------                                  ------------

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

       Trustee fees due on Distribution Date                                                          0.00

Unreimbursed Servicer Advances
------------------------------

       Unreimbursed Servicer Advances                                                                 0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

   (i) Servicing Fee Percentage                                                                      0.40%
  (ii) ADCB of Contract Pool as of the 1st day of the Collection Period                      50,383,637.76
 (iii) Servicing Fee ( ( (i) / 12 ) x (ii) )                                                          0.00
  (iv) Servicing Fee accrued but not paid in prior periods                                            0.00

       Total Servicing Fee due and accrued ( (iii) + (iv) )                                           0.00

       Servicing Fee carried forward                                                                  0.00

       Monthly Servicing Fee distributed                                                              0.00

Class A-1 Interest Schedule
---------------------------

       Opening Class A-1 principal balance                                                            0.00
       Class A-1 Interest Rate                                                                    4.94795%
       Number of days in Accrual Period                                                                 28
       Current Class A-1 interest due                                                                 0.00
       Class A-1 interest accrued but not paid in prior periods                                       0.00
       Total Class A-1 interest due                                                                   0.00
       Class A-1 interest carried forward                                                             0.00

       Class A-1 interest distribution                                                                0.00

Class A-2 Interest Schedule
---------------------------

       Opening Class A-2 principal balance                                                               -
       Class A-2 Interest Rate                                                                       5.26%
       Current Class A-2 interest due                                                                    -
       Class A-2 interest accrued but not paid in prior periods                                       0.00
       Total Class A-2 interest due                                                                      -
       Class A-2 interest carried forward                                                             0.00

       Class A-2 interest distribution                                                                   -

Class A-3 Interest Schedule
---------------------------

       Opening Class A-3 principal balance                                                   12,814,868.82
       Class A-3 Interest Rate                                                                       5.50%
       Current Class A-3 interest due                                                            58,734.82
       Class A-3 interest accrued but not paid in prior periods                                       0.00
       Total Class A-3 interest due                                                              58,734.82
       Class A-3 interest carried forward                                                             0.00

       Class A-3 interest distribution                                                           58,734.82

Class A-4 Interest Schedule
---------------------------

       Opening Class A-4 principal balance                                                   31,345,216.00
       Class A-4 Interest Rate                                                                       5.62%
       Current Class A-4 interest due                                                           146,800.09
       Class A-4 interest accrued but not paid in prior periods                                       0.00
       Total Class A-4 interest due                                                             146,800.09
       Class A-4 interest carried forward                                                             0.00

       Class A-4 interest distribution                                                          146,800.09

Class B Interest Schedule
-------------------------

       Opening Class B principal balance                                                      2,782,630.66
       Class B Interest Rate                                                                         5.82%


         Current Class B interest due                                                            13,495.76
         Class B interest accrued but not paid in prior periods                                       0.00
         Total Class B interest due                                                              13,495.76
         Class B interest carried forward                                                             0.00

         Class B interest distribution                                                           13,495.76

   Class C Interest Schedule
   -------------------------

         Opening Class C principal balance                                                    2,226,089.76
         Class C Interest Rate                                                                       6.46%
         Current Class C interest due                                                            11,983.78
         Class C interest accrued but not paid in prior periods                                       0.00
         Total Class C interest due                                                              11,983.78
         Class C interest carried forward                                                             0.00

         Class C interest distribution                                                           11,983.78

   Class D Interest Schedule
   -------------------------

         Opening Class D principal balance                                                    2,901,888.98
         Class D Interest Rate                                                                       9.17%
         Current Class D interest due                                                            22,175.27
         Class D interest accrued but not paid in prior periods                                       0.00
         Total Class D interest due                                                              22,175.27
         Class D interest carried forward                                                             0.00

         Class D interest distribution                                                           22,175.27

   Class A-1 Principal Schedule
   ----------------------------

         Class A-1 Maturity Date                                                              May 15, 2000
   (i)   Opening Class A-1 principal balance                                                          0.00
   (ii)  Aggregate outstanding principal of Notes plus Overcollateralization Balance         52,070,694.22
   (iii) ADCB as of last day of the Collection Period                                        46,432,524.66
   (iv)  Monthly Principal Amount ( (ii)-(iii) )                                              5,638,169.56
         Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                               0.00
         Class A-1 Principal Payment Amount distribution                                              0.00

         Class A-1 Principal Balance after current distribution                                       0.00

   Class A Principal Payment Amount
   --------------------------------

   (i)   Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount               44,160,084.82
   (ii)  Class A Target Investor Principal Amount (90.9583% * ending ADCB)                   42,234,235.08
         Class A Principal Payment Amount                                                     1,925,849.74
         Funds available for distribution                                                     1,925,849.74

   Class A-2 Principal Schedule
   ----------------------------

         Opening Class A-2 principal balance                                                          0.00
         Class A-2 Principal Payment Amount distribution                                              0.00
         Class A-2 principal balance after current distribution                                       0.00

   Class A-3 Principal Schedule
   ----------------------------

         Opening Class A-3 principal balance                                                 12,814,868.82
         Class A-3 Principal Payment Amount distribution                                      1,925,849.74

         Class A-3 principal balance after current distribution,
          before Additional Principal                                                        10,889,019.08


Class A-4 Principal Schedule
----------------------------
   Opening Class A-4 principal balance                                                       31,345,216.00
   Class A-4 Principal Payment Amount distribution                                                    0.00

   Class A-4 principal balance after current distribution                                    31,345,216.00


Class B Principal Schedule
--------------------------

   Opening Class B principal balance                                                          2,782,630.66
   Class B Target Investor Principal Amount (3.7674% * ending ADCB)                           1,749,298.93
   Class B Floor                                                                              3,971,885.09
   Class B Principal Payment Amount due                                                               0.00
   Class B Principal Payment Amount distribution                                                      0.00

   Class B principal balance after current distribution                                       2,782,630.66


Class C Principal Schedule
--------------------------

   Opening Class C principal balance                                                          2,226,089.76
   Class C Target Investor Principal Amount (3.0139% * ending ADCB)                           1,399,429.86
   Class C Floor                                                                              2,226,089.76
   Class C Principal Payment Amount due                                                               0.00
   Class C Principal Payment Amount distribution                                                      0.00

   Class C principal balance after current distribution                                       2,226,089.76


Class D Principal Schedule
--------------------------

   Opening Class D principal balance                                                          2,901,888.98
   Class D Target Investor Principal Amount (1.5070% * ending ADCB)                             699,738.15
   Class D Floor                                                                              2,901,888.98
   Class D Principal Payment Amount due                                                               0.00
   Class D Principal Payment Amount distribution                                                      0.00

   Class D principal balance after current distribution                                       2,901,888.98


Additional Principal Schedule
-----------------------------

   Floors applicable (Yes/No)                                                                          Yes
   Monthly Principal Amount                                                                   5,638,169.56
   Sum of Principal Payments payable on all classes                                           1,925,849.74
   Additional Principal payable                                                               3,712,319.82
   Additional Principal available, if payable                                                 1,830,004.01

   Class A-2 Additional Principal allocation                                                          0.00
   Class A-2 principal balance after current distribution                                             0.00

   Class A-3 Additional Principal allocation                                                     1,830,004
   Class A-3 principal balance after current distribution                                     9,059,015.07

   Class A-4 Additional Principal allocation                                                          0.00
   Class A-4 principal balance after current distribution                                    31,345,216.00

   Class B Additional Principal allocation                                                            0.00
   Class B principal balance after current distribution                                       2,782,630.66

   Class C Additional Principal allocation                                                            0.00
   Class C principal balance after current distribution                                       2,226,089.76

   Class D Additional Principal allocation                                                            0.00
   Class D principal balance after current distribution                                       2,901,888.98



Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------
   (i)    Servicing Fee Percentage                                                                       0.40%
   (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period                       50,383,637.76
   (iii)  Servicing Fee due ( ((i) / 12) * (ii) )                                                    16,794.55
   (iv)   Servicing Fee accrued but not paid in prior periods                                     1,680,742.35
          Total Servicing Fee due and accrued ( (iii) + (iv) )                                    1,697,536.90
          Servicing Fee carried forward                                                           1,697,536.90

          Monthly Servicing Fee distributed                                                               0.00


Reserve Fund Schedule
---------------------

          ADCB as of the end of the Collection Period                                            46,432,524.66
          Required Reserve Amount (ending ADCB * 0.70%)                                             325,027.67
          Prior month Reserve Fund balance                                                          352,685.46
          Deposit to Reserve Fund - excess funds                                                          0.00
          Interim Reserve Fund Balance                                                              352,685.46
          Current period draw on Reserve Fund for Reserve Interest Payments                               0.00
          Current period draw on Reserve Fund for Reserve Principal Payments                         27,657.79
          Excess to Certificateholder                                                                     0.00
          Ending Reserve Fund balance                                                               325,027.67

          Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period            0.70%

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors


        Class A-1
        ---------
        Class A-1 principal balance                                         0.00
        Initial Class A-1 principal balance                       130,040,761.00

        Note factor                                                  0.000000000

        Class A-2
        ---------
        Class A-2 principal balance                                         0.00
        Initial Class A-2 principal balance                        66,680,434.00

        Note factor                                                  0.000000000

        Class A-3
        ---------
        Class A-3 principal balance                                 9,059,015.07
        Initial Class A-3 principal balance                       135,293,633.00

        Note factor                                                  0.066958177

        Class A-4
        ---------
        Class A-4 principal balance                                31,345,216.00
        Initial Class A-4 principal balance                        31,345,216.00

        Note factor                                                  1.000000000

        Class B
        -------
        Class B principal balance                                   2,782,630.66
        Initial Class B principal balance                           9,663,831.00

        Note factor                                                  0.287942811

        Class C
        -------
        Class C principal balance                                   2,226,089.76
        Initial Class C principal balance                           7,731,065.00

        Note factor                                                  0.287940893

        Class D
        -------
        Class D principal balance                                   2,901,888.98
        Initial Class D principal balance                           3,865,532.00

        Note factor                                                  0.750708824

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations


Cumulative Loss Amount Schedule
-------------------------------
  (i)   Outstanding Principal Amount of the Notes as of the preceding Distribution Date         52,070,694.22
  (ii)  Overcollateralization Balance as of the preceding Distribution Date                              0.00
  (iii) Monthly Principal Amount                                                                 5,638,169.56
  (iv)  Available Amounts remaining after the payment of interest                                3,728,195.96
  (v)   ADCB as of the end of the Collection Period                                             46,432,524.66
        Cumulative Loss Amount                                                                   1,909,973.60

Class B Floor Calculation
-------------------------

        Class B Floor percentage                                                                        1.86%
        Initial ADCB                                                                           386,553,237.98
        Cumulative Loss Amount for current period                                                1,909,973.60
        Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and
         Overcollateralization Balance                                                           5,127,978.74
        Class B Floor                                                                            3,971,885.09

Class C Floor Calculation
-------------------------

        Class C Floor percentage                                                                        1.09%
        Initial ADCB                                                                           386,553,237.98
        Cumulative Loss Amount for current period                                                1,909,973.60
        Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization
          Balance                                                                                2,901,888.98
        Class C Floor                                                                            2,226,089.76

Class D Floor Calculation
-------------------------

        Class D Floor percentage                                                                        0.47%
        Initial ADCB                                                                           386,553,237.98
        Cumulative Loss Amount for current period                                                1,909,973.60
        Overcollateralization Balance                                                                    0.00
        Class D Floor                                                                            2,901,888.98

Heller Financial, Inc. is the Servicer (Yes/No)                                                           Yes

An Event of Default has occurred (Yes/No)                                                                  No

10% Substitution Limit Calculation
----------------------------------

        ADCB as of the Cut-off Date:                                                           386,553,237.98

        Cumulative DCB of Substitute Contracts replacing materially modified contracts           5,700,693.36
        Percentage of Substitute Contracts replacing materially modified contracts                      1.47%

        Percentage of Substitute Contracts replacing modified contracts exceeds 10%
        (Yes/No)                                                                                           No

5% Skipped Payment Limit Calculation
------------------------------------

        The percent of contracts with Skipped Payment modifications                                     0.46%
        The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                   No
        Any Skipped Payments have been deferred later than January 1, 2006                                 No

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc. Monthly Report - Pool Data


Pool Data
---------
ADCB as of the first day of the Collection Period                                                 50,383,637.76
ADCB as of the last day of the Collection Period                                                  46,432,524.66

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts        323,927.91
Number of Contracts that became Defaulted Contracts during the period                                         7
Defaulted Contracts as a percentage of ADCB (annualized)                                                  8.37%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts           803,266.11
Number of Prepaid Contracts as of the last day of the Collection Period                                       6

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts       0.00
Number of Substitute Contracts as of the last day of the Collection Period                                    0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                0.00
Number of Warranty Contracts as of the last day of the Collection Period                                      0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period      94,777.07

Cumulative Servicer Advances paid by the Servicer                                                 21,680,284.73
Cumulative reimbursed Servicer Advances                                                           21,680,284.73


Delinquencies and Losses                            Dollars                 Percent
------------------------                            -------                 -------

   Current                                      44,017,058.35               94.80%
   31-60 days past due                           1,076,965.41                2.32%
   61-90 days past due                           1,232,120.15                2.65%
   Over 90 days past due                           106,380.75                0.23%
                                                -------------               ------
   Total                                        46,432,524.66              100.00%

   31+ days past due                             2,415,466.31                5.20%

(i)   Cumulative ADCB of Defaulted Contracts (cumulative gross losses to date)                    13,622,120.51
(ii)  Cumulative Recoveries realized on Defaulted Contracts                                        6,256,815.84
      Cumulative net losses to date ( (i) - (ii) )                                                 7,365,304.67
      Cumulative net losses as a percentage of the initial ADCB                                           1.91%